Exhibit 10.3B
ARUBA NETWORKS, INC.
2007 EQUITY INCENTIVE PLAN
STOCK OPTION AWARD AGREEMENT
     Unless otherwise defined herein, the terms defined in the 2007 Equity Incentive Plan (the “Plan”) will have the same defined meanings in this Stock Option Award Agreement (the “Award Agreement”).
I.	NOTICE OF STOCK OPTION GRANT
     Name (the “Participant”):
     Address:
     You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Award Agreement, as follows:

Grant Number

Date of Grant

Vesting Commencement Date

Exercise Price per Share	$

Total Number of Shares Granted

Total Exercise Price	$

Type of Option:	___ Incentive Stock Option

___ Nonstatutory Stock Option

Term/Expiration Date:
     Vesting Schedule:
     Subject to accelerated vesting as set forth below or in the Plan, this Option may be exercised, in whole or in part, in accordance with the following schedule:
     [Insert Vesting Schedule]
     Termination Period:
     This Option shall be exercisable for [three (3) months] after Participant ceases to be a Service Provider, unless such termination is due to Participant’s death or Disability, in which case this Option shall be exercisable for [one (1) year] after Participant ceases to be Service Provider.

Notwithstanding the foregoing, in no event may this Option be exercised after the Term/Expiration Date as provided above and may be subject to earlier termination as provided in Section 15(c) of the Plan.
II.	AGREEMENT
     A. Grant of Option.
          The Administrator hereby grants to individual named in the Notice of Stock Option Grant (the “Notice of Grant”) attached as Part I of this Agreement (the “Participant”) an option (the “Option”) to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the “Exercise Price”), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 20(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Award Agreement, the terms and conditions of the Plan will prevail.
          If designated in the Notice of Grant as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it will be treated as a Nonstatutory Stock Option (“NSO”).
     B. Exercise of Option.
          (a) Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Award Agreement.
          (b) Method of Exercise. This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the “Exercise Notice”) or in such other form and manner as determined by the Administrator, which will state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice will be completed by Participant and delivered to the Company. The Exercise Notice will be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares together with any applicable withholding taxes. This Option will be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.
               No Shares will be issued pursuant to the exercise of this Option unless such issuance and exercise comply with Applicable Laws. Assuming such compliance, for income tax purposes the Exercised Shares will be considered transferred to Participant on the date the Option is exercised with respect to such Exercised Shares.

     C. Method of Payment.
          Payment of the aggregate Exercise Price will be by any of the following, or a combination thereof, at the election of Participant:
          1. cash;
          2. check;
          3. consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or
          4. surrender of other Shares which (a) if acquired either directly or indirectly from the Company, have been owned by Participant for at least the period required to avoid a charge to the Company’s reported earnings, (b) shall be valued at its Fair Market Value on the date of exercise, and (c) must be owned free and clear of any liens, claims, encumbrances or security interests; or
     D. Non-Transferability of Option.
          This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by Participant.
     E. Term of Option.
          This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Award Agreement.
     F. Tax Obligations.
          1. Withholding Taxes. Participant agrees to make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining Participant) for the satisfaction of all Federal, state, and local income and employment tax withholding requirements applicable to the Option exercise. Participant acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.
          2. Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Participant herein is an ISO, and if Participant sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the Grant Date, or (2) the date one year after the date of exercise, Participant will immediately notify the Company in writing of such disposition. Participant agrees that Participant may be subject to income tax withholding by the Company on the compensation income recognized by Participant.
          3. Code Section 409A. Under Code Section 409A, an option that vests after December 31, 2004 that was granted with a per share exercise price that is determined by the Internal Revenue Service (the “IRS”) to be less than the fair market value of a Share on the date of grant (a “discount option”) may be considered “deferred compensation.” An option that is a “discount option” may result in (i) income recognition by the Participant prior to the exercise of the option, (ii) an additional twenty percent (20%) tax, and (iii) potential penalty and interest charges. Participant acknowledges that the Company cannot and has not guaranteed that the IRS will agree that the per share exercise price of this Option equals or exceeds the fair market value of a Share on the date of grant in a later examination. Participant agrees that if the IRS determines that the Option was granted with a per share exercise price that was less than the fair market value of a Share of Common Stock on the date of grant, Participant will be solely responsible for Participant’s costs related to such a determination.
     G. Entire Agreement; Governing Law.
          The Plan is incorporated herein by reference. The Plan and this Award Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to Participant’s interest except by means of a writing signed by the Company and Participant. This Award Agreement is governed by the internal substantive laws, but not the choice of law rules, of California.
     H. NO GUARANTEE OF CONTINUED SERVICE.
          PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS AN EMPLOYEE, CONSULTANT OR NON-EMPLOYEE DIRECTOR AT THE WILL OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING THE PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AWARD AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE, CONSULTANT OR NON-EMPLOYEE DIRECTOR FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING THE PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS AN EMPLOYEE, CONSULTANT OR NON-EMPLOYEE DIRECTOR AT ANY TIME, WITH OR WITHOUT CAUSE.
[Remainder of Page Intentionally Left Blank]

     By Participant’s signature and the signature of the Company’s representative below, Participant and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Award Agreement. Participant has reviewed the Plan and this Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award Agreement and fully understands all provisions of the Plan and Award Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Award Agreement. Participant further agrees to notify the Company upon any change in the residence address indicated below.

PARTICIPANT:	ARUBA NETWORKS, INC.

Signature	By

Print Name	Title

Residence Address

EXHIBIT A
ARUBA NETWORKS, INC.
2007 EQUITY INCENTIVE PLAN
EXERCISE NOTICE
Aruba Networks, Inc.
1322 Crossman Ave.
Sunnyvale, CA 94089-1113
Attention: Stock Plan Administration
     1. Exercise of Option. Effective as of today,                                         ,                      , the undersigned (“Purchaser”) hereby elects to purchase                                          shares (the “Shares”) of the Common Stock of Aruba Networks, Inc. (the “Company”) under and pursuant to the 2007 Equity Incentive Plan (the “Plan”) and the Award Agreement dated                      (the “Award Agreement”). The purchase price for the Shares will be $                                        , as required by the Award Agreement.
     2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price for the Shares and any required withholding taxes to be paid in connection with the exercise of the Option.
     3. Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Award Agreement and agrees to abide by and be bound by their terms and conditions.
     4. Rights as Stockholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares so acquired will be issued to Participant as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 15 of the Plan.
     5. Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.
     6. Entire Agreement; Governing Law. The Plan and Award Agreement are incorporated herein by reference. This Agreement, the Plan and the Award Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser’s interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

Submitted by:	Accepted by:

PURCHASER:	ARUBA NETWORKS, INC.

Signature	By

Print Name	Its

Address:	Address:

Aruba Networks, Inc. 1322 Crossman Ave. Sunnyvale, CA 94089-1113 Attention: Stock Plan Administration

Date Received

ARUBA NETWORKS, INC.
2007 EQUITY INCENTIVE PLAN
NOTICE OF GRANT OF STOCK APPRECIATION RIGHT
     Unless otherwise defined herein, the terms defined in the Aruba Networks, Inc. 2007 Equity Incentive Plan (the “Plan”) shall have the same defined meanings in this Notice of Grant.
     You have been granted a Stock Appreciation Right subject to the terms and conditions of the Plan and this Stock Appreciation Right Agreement, as follows:

Participant

Grant Number

Date of Grant

Exercise Price per Share	$

Total Number of Shares Granted

Expiration Date:	Ten (10) years from the Date of Grant
     Vesting Schedule:
     This Stock Appreciation Right shall vest, in whole or in part, in accordance with the following schedule:
     [INSERT VESTING SCHEDULE]
     Termination Period:
     This Stock Appreciation Right, to the extent vested, may be exercised for three months after the date upon which you cease to be a Service Provider (extended to twelve months if such termination is because of your death or Disability) but in no event later than the Expiration Date as set forth above. To the extent not vested at the date upon which you cease to be a Service Provider, the Stock Appreciation Right shall terminate.
     The Stock Appreciation Right evidenced by this Notice of Grant is part of and subject in all respects to the terms and conditions of the attached Stock Appreciation Right Agreement, the terms of which are hereby incorporated herein by reference as if set forth herein in full, and the Plan (a copy of which has been made available to you by the Company).

ARUBA NETWORKS, INC.
2007 EQUITY INCENTIVE PLAN
STOCK APPRECIATION RIGHT AGREEMENT
     1. Grant of Stock Appreciation Right. The Administrator hereby grants to the Participant (the “Participant”) named in the Notice of Grant attached to (and part of) this Stock Appreciation Right Agreement, a Stock Appreciation Right (the “Stock Appreciation Right”) to purchase the number of Shares as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the “Exercise Price”), subject to the terms and conditions of this Agreement and the Aruba Networks, Inc. 2007 Equity Incentive Plan (the “Plan”) which is incorporated herein by reference (the Notice of Grant together with this Stock Appreciation Right Agreement are herein referred to as the “Agreement” or the “Stock Appreciation Right Agreement”). Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Stock Appreciation Right Agreement.
     2. Exercise of Stock Appreciation Right. This Stock Appreciation Right is exercisable by delivery of an exercise notice, in the form attached as Exhibit A or such other form as the Administrator shall designate (the “Exercise Notice”), which shall state the election to exercise the Stock Appreciation Right and the number of Shares in respect of which the Stock Appreciation Right is being exercised (the “Exercised Shares”). The Exercise Notice shall be signed by the Participant and shall be delivered in person, by certified mail or electronically to the Stock Plan Administrator of the Company. This Stock Appreciation Right shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice.
     Upon exercising the Stock Appreciation Right, the Participant shall receive from the Company, for each Share exercised, an amount (payable in whole Shares) equal to (i) the Fair Market Value of the Common Stock as of the date of such exercise, minus (ii) the Exercise Price set forth in the Notice of Grant.
     The Company’s obligation arising upon the exercise of this Stock Appreciation Right shall be paid 100% in stock, net of any amounts required to satisfy the Company’s withholding obligations. Stock withheld to satisfy withholding obligations shall also be valued at its Fair Market Value on the date of exercise. Any fractional share due to a Participant upon exercise shall be rounded down to the nearest whole share. Participant agrees to pay the Company and/or authorizes the Company and/or a Parent or Subsidiary to withhold all applicable withholding taxes from the Participant’s wages if the Company in its discretion determines that such method of withholding is appropriate in lieu of or in addition to the withholding of stock pursuant to this paragraph 2. Participant acknowledges that he or she may not exercise this Stock Appreciation Right unless the tax withholding obligations of the Company and/or any Parent or Subsidiary are satisfied.
     3. Non-Transferability of Stock Appreciation Right. This Stock Appreciation Right may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by the Participant. The terms of the Plan and this Stock Appreciation Right Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Participant. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this Stock Appreciation Right, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this grant and the rights and privileges conferred hereby immediately will become null and void.
     4. Term of Stock Appreciation Right. This Stock Appreciation Right may be exercised only within ten (10) years from the Date of Grant set forth in the Notice of Grant. The Stock Appreciation Right may be exercised during such term only in accordance with the Plan and the terms of this Stock Appreciation Right Agreement.
     5. Tax Consequences. Some of the federal tax consequences relating to this Stock Appreciation Right, as of the date of this Stock Appreciation Right, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE PARTICIPANT SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS STOCK APPRECIATION RIGHT.
     The Participant will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the amount of stock received upon exercising the Stock Appreciation Right. If the Participant is an Employee or a former Employee, the Company will be required to withhold from amounts otherwise payable hereunder to Participant and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income.
     Under Code Section 409A, a Stock Appreciation Right that vests after December 31, 2004 that was granted with a per Share exercise price that is determined by the Internal Revenue Service (the “IRS”) to be less than the Fair Market Value of a Share on the date of grant (a “discount option”) may be considered “deferred compensation.” A Stock Appreciation Right that is a “discount award” may result in (i) income recognition by the Participant prior to the exercise of the Stock Appreciation Right, (ii) an additional twenty percent (20%) tax, and (iii) potential penalty and interest charges. Participant acknowledges that the Company cannot and has not guaranteed that the IRS will agree that the per Share exercise price of this Stock Appreciation Right equals or exceeds the fair market value of a Share on the date of grant in a later examination. Participant agrees that if the IRS determines that the Participant was granted with a per Share exercise price that was less than the Fair Market Value of a Share on the date of grant or is otherwise subject to Section 409A, Participant shall be solely responsible for Participant’s costs related to such a determination.
     6. Death of Participant. In the event that the Participant dies while in the employ of the Company and/or a Parent or Subsidiary, the Participant’s designated beneficiary, or if no beneficiary survives the Participant, the administrator or executor of the Participant’s estate, may, within time set forth in the Notice of Grant, exercise any vested but unexercised portion of the Stock Appreciation Right. Any such transferee must furnish the Company (a) written notice of his or her status as a transferee, (b) evidence satisfactory to the Company to establish the validity of the transfer of this Stock Appreciation Right and compliance with any laws or regulations pertaining to such transfer, and (c) written acceptance of the terms and conditions of this Stock Appreciation Right as set forth in this Agreement.

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     7. No Effect on Employment. The Participant’s employment or service with the Company and its Parent or Subsidiaries is on an at-will basis only. Accordingly, nothing in this Agreement or the Plan shall confer upon the Participant any right to continue to be employed by or in service with the Company or any Parent or Subsidiary or shall interfere with or restrict in any way the rights of the Company or the employing Parent or Subsidiary, which are hereby expressly reserved, to terminate or change the terms of the employment or service of the Participant at any time for any reason whatsoever, with or without good cause or notice.
     8. No Rights of Stockholder. Until Shares are issued (including through electronic delivery to a brokerage account) in respect of the exercise of this SAR in accordance with Plan Section 9, the Participant shall not have any of the rights or privileges of a stockholder of the Company in respect of any of the Shares covered by this SAR.
     9. Address for Notices. Any notice to be given to the Company under the terms of this Agreement will be addressed to the Company at 1322 Crossman Ave., Sunnyvale, CA 94089-1113, Attn: Stock Administration, or at such other address as the Company may hereafter designate in writing or electronically.
     10. Additional Conditions to Issuance of Stock. If at any time the Company will determine, in its discretion, that the listing, registration or qualification of the Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to the Participant (or his or her estate), such issuance will not occur unless and until such listing, registration, qualification, consent or approval will have been effected or obtained free of any conditions not acceptable to the Company. The Company will make all reasonable efforts to meet the requirements of any such state or federal law or securities exchange and to obtain any such consent or approval of any such governmental authority.
     11. Headings. Headings provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.
     12. Administrator Authority. The Administrator shall have all discretion, power, and authority to interpret the Plan and this Agreement and to adopt or revoke such rules for the administration, interpretation and application of the Plan as are consistent therewith (including, but not limited to, the determination of whether or not any Resticted Stock Units have vested). All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon Participant, the Company and all other interested persons, and shall be given the maximum deference permitted by law. Neither the Administrator nor any person acting on behalf of the Administrator shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Agreement.
     13. Plan Governs. This Agreement (including the Notice of Grant) is subject to all terms and provisions of the Plan. Subject to Section 20(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Stock Appreciation Right Agreement, the terms and conditions of the Plan shall prevail.
     14. Binding Agreement. Subject to the limitation on the transferability of this SAR contained herein, this Agreement shall be binding upon and inure to the benefit of the heirs,

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legatees, legal representatives, successors and assigns of the parties hereto.
     15. Agreement Severable. In the event that any provision in this Agreement shall be held invalid or unenforceable, such provision shall be severable from, and such invalidity or unenforceability shall not be construed to have any effect on, the remaining provisions of this Agreement.
     16. Entire Agreement; Governing Law; Modifications. The Plan is incorporated herein by reference. The Plan and this Stock Appreciation Right Agreement (including the Notice of Grant) constitute the entire Agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant. This Agreement is governed by California law except for that body of law pertaining to conflict of laws.
     By your signature below, you represent and warrant that you are familiar with the terms and provisions of the Plan, and hereby accept and agree to be bound by the Stock Appreciation Right Agreement (including the attached Notice of Grant) subject to all the terms and provisions hereof and thereof, as well as the Plan. You further represent and warrant that you have reviewed the Stock Appreciation Right Agreement and the Plan in their entirety, and have had an opportunity to obtain the advice of counsel prior to executing the Stock Appreciation Right Agreement by signing below, and fully understand all provisions of the Plan and the Stock Appreciation Right Agreement. Participant also hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or the Stock Appreciation Right Agreement. Participant further agrees to notify the Company upon any change in the residence address indicated below (and any subsequent change).

Participant:	ARUBA NETWORKS, INC.

Signature	By:
Title:

Print Name

Residence Address

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EXHIBIT A
ARUBA NETWORKS, INC.
2007 EQUITY INCENTIVE PLAN
STOCK APPRECIATION RIGHT AGREEMENT
EXERCISE NOTICE
Aruba Networks, Inc.
1322 Crossman Ave.
Sunnyvale, CA 94089-1113
Attention: Stock Plan Administration
     1. Exercise of Stock Appreciation Right. Effective as of today,                     , 20___, the undersigned (“Participant”) hereby elects to exercise                      Shares under and pursuant to the Aruba Networks, Inc. 2007 Equity Incentive Plan (the “Plan”) and the Stock Appreciation Right Agreement dated                     , 20___(the “Stock Appreciation Right Agreement”). Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Exercise Notice.
     2. Representations of Participant. Participant acknowledges that Participant has received, read and understood the Plan and the Stock Appreciation Right Agreement and agrees to abide by and be bound by their terms and conditions.
     3. Tax Consultation. Participant understands that Participant may suffer adverse tax consequences as a result of Participant’s exercise hereunder. Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice.
     4. Agreement Severable. In the event that any provision in this Exercise Notice shall be held invalid or unenforceable, such provision shall be severable from, and such invalidity or unenforceability shall not be construed to have any effect on, the remaining provisions of this Exercise Notice.
     5. Entire Agreement; Governing Law. The Plan and the Stock Appreciation Right Agreement (including the Notice of Grant) are incorporated herein by reference. This Exercise Notice, the Plan and the Stock Appreciation Right Agreement (including the Notice of Grant) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant. This Agreement is governed by California law except for that body of law pertaining to conflict of laws.
[SIGNATURE PAGE FOLLOWS]

Submitted by:	Accepted by:

Participant:	Aruba Networks, Inc.

Signature	By:
Title:
Print Name

Address:

[SIGNATURE PAGE TO STOCK APPRECIATION RIGHT AGREEMENT EXERCISE NOTICE]

ARUBA NETWORKS, INC.
2007 EQUITY INCENTIVE PLAN
NOTICE OF GRANT OF RESTRICTED STOCK UNITS
     Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice of Grant and the attached Restricted Stock Unit Agreement.
     Name (the “Participant”):
     You have been granted                      Restricted Stock Units. Each such Unit is equivalent to one Share of Common Stock of the Company for purposes of determining the number of Shares subject to this award. None of the Restricted Stock Units will be issued (nor will you have the rights of a stockholder with respect to the underlying shares) until the vesting conditions described below are satisfied. Additional terms of this grant are as follows:

Date of Grant	, 200[ ]

Expiration Date:	, 200[ ]

Vesting Schedule:	[Insert Vesting Schedule]

Purchase Price per Share:	$[par value]

Total Purchase Price:	$[par value x # of RSUs]
     The Restricted Stock Units evidenced by this Notice of Grant is part of and subject in all respects to the terms and conditions of the attached Restricted Stock Unit Agreement, the terms of which are hereby incorporated herein by reference as if set forth herein in full, and the Plan (a copy of which has been made available to you by the Company).

EXHIBIT A
ARUBA NETWORKS, INC.
2007 EQUITY INCENTIVE PLAN
RESTRICTED STOCK UNIT AGREEMENT
     1. Grant. The Company hereby grants to the Participant an award of Restricted Stock Units (“RSUs”), as set forth in the Notice of Grant of Restricted Stock Units attached to (and part of) this Restricted Stock Unit Agreement (together, the “Agreement” or the “Restricted Stock Unit Agreement”) and subject to the terms and conditions in this Agreement and the Company’s 2007 Equity Incentive Plan (the “Plan”). Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Restricted Stock Unit Agreement.
     2. Company’s Obligation. Each RSU represents the right to receive a Share on the vesting date. Unless and until the RSUs vest, the Participant will have no right to receive Shares under such RSUs. Prior to actual distribution of Shares pursuant to any vested RSUs, such RSUs will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company. When the RSUs are paid out to the Participant, the purchase price will be deemed paid by the Participant for each RSU through the past services rendered by the Participant, and will be subject to the appropriate tax reporting and, if applicable, appropriate tax withholding.
     3. Vesting Schedule. Subject to paragraph 4 and the terms of the Plan, the RSUs awarded by this Agreement will vest in the Participant according to the vesting schedule specified in the Notice of Grant.
     4. Forfeiture upon Termination as Service Provider. Notwithstanding any contrary provision of this Agreement or the Notice of Grant, if the Participant terminates service as a Service Provider for any or no reason prior to vesting, the unvested RSUs awarded by this Agreement will thereupon be forfeited at no cost to the Company.
     5. Payment after Vesting. Subject to paragraph 9, any RSUs that vest in accordance with paragraph 3 will be paid to the Participant (or in the event of the Participant’s death, to his or her estate) in Shares.
     6. Payments after Death. Any distribution or delivery to be made to the Participant under this Agreement will, if the Participant is then deceased, be made to the administrator or executor of the Participant’s estate. Any such administrator or executor must furnish the Company with (a) written notice of his or her status as transferee and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.
     7. Rights as Stockholder. Neither the Participant nor any person claiming under or through the Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares (which may be in book entry form) will have been issued, recorded on the records of the

Company or its transfer agents or registrars, and delivered to the Participant or Participant’s broker.
     8. No Effect on Employment or Service. The Participant’s employment or service with the Company and its Parent or Subsidiaries is on an at-will basis only. Accordingly, nothing in this Agreement or the Plan shall confer upon the Participant any right to continue to be employed by or in service with the Company or any Parent or Subsidiary or shall interfere with or restrict in any way the rights of the Company or the employing Parent or Subsidiary, which are hereby expressly reserved, to terminate or change the terms of the employment or service of the Participant at any time for any reason whatsoever, with or without good cause or notice.
     9. Tax Withholding. Notwithstanding any contrary provision of this Agreement, no Shares shall be distributed to the Participant unless and until satisfactory arrangements will have been made by the Participant with respect to the payment of income, employment and any other taxes which must be withheld with respect to such Shares. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit the Participant to satisfy such tax withholding obligation, in whole or in part by one or more of the following: (a) paying cash, (b) electing to have the Company withhold otherwise deliverable Shares having a value equal to the minimum amount statutorily required to be withheld, (c) delivering to the Company already vested and owned Shares having a value equal to the amount required to be withheld, or (d) selling a sufficient number of such Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld. If the Participant fails to make satisfactory arrangements for the payment of any required tax withholding obligations hereunder at the time any applicable Shares otherwise are scheduled to vest pursuant to paragraph 3, the Participant will permanently forfeit such Shares and the Shares will be returned to the Plan at no cost.
     10. Address for Notices. Any notice to be given to the Company under the terms of this Agreement will be addressed to the Company at 1322 Crossman Ave., Sunnyvale, CA 94089-1113, Attn: Stock Administration, or at such other address as the Company may hereafter designate in writing or electronically.
     11. Grant is Not Transferable. This award of RSUs may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by the Participant. The terms of the Plan and this Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Participant. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this award of Restricted Sock Units, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this grant and the rights and privileges conferred hereby immediately will become null and void.
     12. Binding Agreement. Subject to the limitation on the transferability of this grant contained herein, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

     13. Additional Conditions to Issuance of Stock. If at any time the Company will determine, in its discretion, that the listing, registration or qualification of the Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to the Participant (or his or her estate), such issuance will not occur unless and until such listing, registration, qualification, consent or approval will have been effected or obtained free of any conditions not acceptable to the Company. The Company will make all reasonable efforts to meet the requirements of any such state or federal law or securities exchange and to obtain any such consent or approval of any such governmental authority.
     14. Plan Governs. This Agreement (including the Notice of Grant) is subject to all terms and provisions of the Plan. Subject to Section 20(c) of the Plan, in the event of a conflict between one or more provisions of this Agreement or the Notice of Grant and one or more provisions of the Plan, the provisions of the Plan will govern.
     15. Headings. Headings provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.
     16. Administrator Authority. The Administrator will have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any RSUs have vested). All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Participant, the Company and all other interested persons. Neither the Administrator nor any person acting on behalf of the Administrator will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Agreement.
     17. Agreement Severable. In the event that any provision in this Agreement shall be held invalid or unenforceable, such provision shall be severable from, and such invalidity or unenforceability shall not be construed to have any effect on, the remaining provisions of this Agreement.
     18. Entire Agreement; Governing Law; Modifications. The Plan is incorporated herein by reference. The Plan and this Agreement (including the Notice of Grant) constitute the entire Agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant. Notwithstanding anything to the contrary in the Plan or this Agreement, the Company reserves the right to revise this Agreement as it deems necessary or advisable, in its sole discretion and without the consent of the Participant, to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A prior to the actual payment of Shares pursuant to this award of Restricted Stock Units. However, the Company makes no representation that this Award of Restricted Stock Units is not subject to Section 409A nor makes any undertaking to preclude Section 409A from applying to this Award of Restricted Stock Units. This Agreement is governed by California law except for that body of law pertaining to conflict of laws.

     By your signature below, you represent and warrant that you are familiar with the terms and provisions of the Plan, and hereby accept and agree to be bound by this Agreement (including the attached Notice of Grant) subject to all the terms and provisions hereof and thereof, as well as the Plan. You further represent and warrant that you have reviewed this Agreement and the Plan in their entirety, and have had an opportunity to obtain the advice of counsel prior to executing this Agreement by signing below, and fully understand all provisions of the Plan and this Agreement. Participant also hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Agreement. Participant further agrees to notify the Company upon any change in the residence address indicated below (and any subsequent change).

Participant:	ARUBA NETWORKS, INC.

Signature	By:
Title:

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